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                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 8, 1998, with respect to the financial statements of MicroPatent for the years ended June 30, 1996 and 1997, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-56665) and related Prospectus of Information Holdings Inc. for the registration of its Common Stock.


                                                           /s/ Ernst & Young LLP


New York, New York
July 15, 1998